Exhibit 99.1


                            ASSET PURCHASE AGREEMENT


         THIS AGREEMENT, dated as of the 21st day of August, 2007, is between SLM Holdings, Inc., a Corporation organized and existing under the laws of the State of Delaware (the "Company" or the "Buyer"), and VerticalFalls Software, Inc., a corporation organized and existing under the laws of the State of Virginia (the "Seller" and together with the Buyer, the "Parties").

                                    RECITALS:

         WHEREAS, Seller owns the right to use the name "VerticalFalls Software, Inc." and all copyrights, trademarks and trade names related thereto, as well as all the assets, bank accounts, intellectual properties, receivables and current and fixed assets enumerated and described in Exhibit A attached hereto (the "ASSETS"); and

         WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase from the Seller, all of Sellers' right, title and interests in and to the Assets.

         NOW, THEREFORE, in consideration of the mutual covenants herein and intending to be legally bound hereby, the Parties agree as follows:


SECTION 1. PURCHASE AND SALE

         1.01 PURCHASE AND SALE OF ASSETS. At Closing, and subject to the terms and conditions set forth herein, Seller shall sell, transfer, convey, assign, grant, convey and deliver to Buyer, and Buyer shall purchase and acquire (i) the name and the right to use the name "VerticalFalls Software, Inc." and all copyrights, trademarks and trade names related thereto; and (ii) all the Assets of the Seller enumerated in Exhibit A. Seller covenants that it will not use the name "VerticalFalls Software, Inc." to market to or solicit potential or existing customers or employees of the Seller or Buyer. The Assets to be purchased and acquired shall be free and clear of all liens, mortgages, pledges, security interests, charges, claims, restrictions, and encumbrances created by, through or under Seller, except for those enumerated in Schedule 1.01. The consideration to be paid herein shall be allocated among the Assets as indicated in Exhibit C.

         1.02 METHOD OF CONVEYANCE. The sale, transfer, conveyance assignment and delivery by Seller of the Assets to the Buyer shall be effected by Seller's execution and delivery of an Assignment of the Assets substantially in the form of Exhibit B attached hereto (the "Assignment").

SECTION 2. CONSIDERATION; CLOSING

         2.01  CONSIDERATION.   The  consideration  (the   "Consideration")  (as
allocated in Exhibit C) for the Assets to be sold, transferred and conveyed by Seller to Buyer pursuant to this Agreement shall be:

         (i) The assumption by the Company of the Seller's trade debt of $150,000 ("VF Trade Debt") as listed in Schedule 2.01;

         (ii) The assumption by the Buyer of the Seller's credit line with Mercantile Potomac Bank in the maximum amount of $300,000 (the "VF Credit Line"), and payment of any interest accrued thereon after the Closing date, which shall be paid monthly by the Buyer (the "VF Credit Line" and together with the "VF Trade Debt," the "VF Debts"); provided that the assumption by

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the  Buyer of the VF Credit  Line  will not  require  any of  Buyer's  executive officers to personally guarantee the payment thereof.

(iii) The assumption by the Buyer of the Seller's obligation to National Capital Companies, LLC ("NCC") entered into by the Seller with NCC herein on August 10, 2007, which all parties to this Agreement have agreed to be payable as follows:

                  a.) A note bearing 8% interest in the amount of $80,000 (the "Note"), payable in full on the earlier of (1) the Buyer's receipt of aggregate net proceeds from a private or public offering of its securities amounting to at least $700,000; or (2) after 120 days upon the execution of this Agreement.

                           In the event that gross  proceeds are received from a
                  private offering of the Buyer's securities in excess of $300,000, the Note shall be paid at a rate of $0.20 for every dollar received above $300,000.

                           $25,000 of the Note is personally guaranteed, jointly
                  and severally, by Jon Finkelstein and Neil Kleinberg.

                  b.)      A right to receive  $0.50 for every dollar  collected
                  by the Buyer from all the royalties collected and received from Sage, up to a maximum of $70,000.

                  c.)      500,000  shares of the  Buyer's  common  stock on the
                  same terms and conditions as the Shares, as defined below.

         The assumption by the Buyer of the obligation to NCC in accordance with the terms of this Agreement supersedes any previous agreement between NCC and Seller.

         (iv) The Buyer shall also issue and deliver to the Seller's Chief Executive Officer, Jon Finkelstein, 2,612,500 shares of the Buyer's common stock and to the Seller's President, Neil Kleinberg, 2,137,500 shares of the Buyer's common stock (the shares of the Buyer's common stock to be transferred to each of Mr. Finkelstein and Mr. Kleinberg shall hereinafter be referred to as the "Shares").

         It is the intent and agreement of the parties herein that the Shares delivered as part of the consideration herein shall at all points in time have the same rights, privileges, and preferences as the shares that may be held from time to time by Jason Bishara. To the extent any change occurs in the rights, privileges, and preferences of the common stock currently held by Jason Bishara, the same changes will be reflected in the interests granted to the Seller pursuant to this agreement.

         2.02 PAYMENT OF CONSIDERATION. On the Closing Date (as defined below), Buyer shall pay the Consideration through the issuance and delivery of certificates representing the Shares, as well as by delivering to NCC the Note and shares of common stock required under Section 2.01 (iii) above.

         2.04 THE CLOSING. The closing (the "Closing") of the transactions defined by this Agreement will take place on or before August 21, 2007 (the "Closing Date"), at the offices of Gersten Savage LLP at 600 Lexington Ave., 9th Floor, New York, New York 10022 or on such other date or at such other time and place as the Parties may hereafter agree in writing. The parties may also elect to effect the Closing by transmittal of documents by courier, email and/or facsimile and the agreed execution of said documents. Time is of the essence in Closing.

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         2.05 ACTS  SUBSEQUENT TO CLOSING.  On the Closing Date, the Buyer shall
enter   into  a  three   year   employment   agreement   with  Jon   Finkelstein
("Finkelstein") under which Finkelstein shall commit to serve as an Executive Officer of the Buyer, as well as to serve as a member of the Board of Directors thereof. The terms of Finkelstein's employment by the Buyer will be governed by the employment agreement to be entered into by and between the Buyer and Finkelstein of even date herewith.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF SELLER

         The Seller hereby represents and warrants to the Buyer, as of the date hereof and as of the Closing Date, in addition to all the other representations and warranties of Seller contained herein, that:

         3.01 OWNERSHIP OF ASSETS. Seller represents that it is the sole owner of the Assets, free and clear of any liens, mortgages, pledges, security interests, charges, claims, restrictions and encumbrances, except as set forth in Schedule 1.01 hereof, as well as of the name VerticalFalls Software, Inc. and all copyrights, trademarks and trade names related thereto.

         3.02 OWNERSHIP OF TRADE NAME. To the best of Seller's knowledge and belief, tHE Seller has obtained all rights to use, and is the sole legal owner of the trade name "VerticalFalls Software, Inc." and all trademarks related thereto.

         3.03 PAYMENT OF ROYALTIES. Seller represents that all royalty payments owed and payable to the Seller under any agreements to which it is a party or third party beneficiary are current and have been paid on a timely basis without need of demand for payment made by the Seller.

         3.04 NUMBER OF USERS. Regarding FAct licenses and active customers utilizing its software and products (per Exhibit A Customer/Prospect Lists), the Seller represents to the Buyer the following:

Based on VF records, information provided to Seller by Sage Software and information provided to Seller by its customers, there are currently 8207 active Fact users; and an additional 4595 copies of Fact software that have been delivered to clients.

         3.05 CORPORATE ORGANIZATION, ETC. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Virginia having all requisite power and authority to carry on its business and to own, lease and operate its properties and assets including the Assets.

         3.06 AUTHORIZATION, ETC. Seller has all requisite power and authority to execute, deliver and perform its obligations under the Agreement. Seller has taken all corporate action required by law or otherwise to be taken to authorize Seller's execution and delivery of this Agreement and Seller's consummation of the transactions contemplated hereby. This Agreement is valid and binding upon Seller and is enforceable in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to the enforcement of creditors' rights.

         3.07 NO VIOLATION. Neither the execution and delivery of this Agreement by Seller nor the consummation of the transactions contemplated hereby by Seller will violate any provisions of the Articles or Certificate of Incorporation or By-Laws of the Seller, or with or without notice, lapse of time or both, would constitute a default under, or result in the termination or invalidity

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of, or accelerate the performance  required by, or cause the acceleration of the maturity of any debt or obligation pursuant to, any agreement or commitment to which Seller is a party or by which Seller is bound, or violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority.

         3.08 INVESTMENT PURPOSE. The Seller's Chief Executive Officer and President represents that it is acquiring the Shares solely for its own account, for investment purposes, and not with a view to the distribution or resale of such Interests.

         3.09 The Seller also undertakes and warrants that it, for a period of 5 years, its principals, officers and directors will not solicit or pursue any form of professional relationship with any and all of the Seller's former or prospective customers or with any present or prospective customers of the Company.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF BUYER

         The Buyer hereby represents and warrants to the Seller, as of the date hereof and as of the Closing Date, in addition to all the other representations and warranties of Buyer contained herein, that:

         4.01 CORPORATE ORGANIZATION, ETC. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware having all requisite power and authority to carry on its business and to own, lease and operate its properties and assets including the Assets.

         4.02 AUTHORIZATION, ETC. Buyer has all requisite power and authority to execute, deliver and perform its obligations under the Agreement. Buyer has taken all corporate action required by law or otherwise to be taken to authorize Buyer's execution and delivery of this Agreement and Buyer's consummation of the transactions contemplated hereby. This Agreement is valid and binding upon Buyer and enforceable in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to the enforcement of creditors' rights.

         4.03 NO VIOLATION. Neither the execution and delivery of this Agreement by Buyer nor the consummation of the transactions contemplated hereby by Buyer will violate any provisions of the Articles or Certificate of Incorporation or By-Laws of the Buyer, or with or without notice, lapse of time or both, would constitute a default under, or result in the termination or invalidity of, or accelerate the performance required by, or cause the acceleration of the maturity of any debt or obligation pursuant to, any agreement or commitment to which Buyer is a party or by which Buyer is bound, or violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority.

         4.04 VALIDITY OF SHARES. The Shares issued to the Seller as part of the consideration for this Agreement shall be duly authorized, validly issued and fully paid and non-assessable and shall, as of the Closing Date, represent approximately 10.9% of the authorized and outstanding shares of the capital stock of the Company.

SECTION 5. CERTAIN COVENANTS AND AGREEMNTS

         5.01 CONSUMMATION OF TRANSACTIONS. Each of the Parties agrees to use its best efforts to take or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the

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transactions contemplated by this Agreement as expeditiously as practicable.  In case at any time after the date hereof any further action is necessary or desirable to carry out the purposes of this Agreement, the appropriate party will take all such necessary action, including without limitation, the execution and delivery of such further instruments and documents as may be reasonably requested by the other party or parties for such purposes or otherwise to complete or perfect the transactions contemplated hereby.

         5.02 RELEASE OF PERSONAL GUARANTEE. Upon Buyer's receipt, at any time after the execution of this Agreement, of aggregate net proceeds from private or public offerings of its securities amounting to at least $5,000,000 cumulatively, the Buyer hereby agrees to obtain the release of the personal guarantees given by Jon Finkelstein and Neil Kleinberg in relation to the VF Credit Line.

         5.03 TRANSITION SUPPORT. The Seller's President, Neil Kleinberg, undertakes to provide the Buyer, for the period specified, the requested transition support by providing the services stipulated in Exhibit D hereof, without additional compensation therefore other than as provided herein.

SECTION 6. DELIVERIES BY BUYER

         6.01 OFFICERS' CERTIFICATES. At Closing, Buyer shall furnish the Seller with certificates dated the Closing Date (i) confirming Buyer's performance of and compliance with all agreements, obligations and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing Date, (ii) confirming that the representations and warranties of Buyer contained in this Agreement are true, complete and accurate in all respects, and (iii) confirming the due execution of the employment agreement between Buyer and Finkelstein.

         6.02 ADDITIONAL DOCUMENTS. At Closing Buyer shall deliver to Seller the Instruments of Conveyance and the Certificates representing the Shares for the purpose of effecting the transactions provided for and contemplated by this Agreement.

SECTION 7. DELIVERIES BY SELLER

         7.01 OFFICERS' CERTIFICATES. At Closing, Seller shall furnish the Buyer with certificates dated the Closing Date (i) confirming Seller's performance of and compliance with all agreements, obligations and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing Date, and (ii) confirming that the representations and warranties of the Seller contained in this Agreement are true, complete and accurate in all respects.

         7.02 ASSIGNMENT DOCUMENTS. At Closing, Seller shall deliver to Buyer the Assignment for the Assets and all other transfer documents reasonably requested by Buyer's counsel to effectuate the transaction.

SECTION 8.  REGISTRATION RIGHTS

                  (a)      Piggy-Back Rights.


                           (i)      If at any time  following an initial  public
offering of the Company's securities the Company proposes to register its securities under the Securities Act of 1933, as amended (the "Securities Act") for sale to the public (including shelf registration on Form S-3), whether for its own account or for the account of other security holders for sale to the

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public (except for  registrations  pursuant to  registration  statements on Form
S-8, S-4 or another form not available for registering the), the Company shall give written notice to the Seller of such proposed registration at least twenty
(20) days prior to the filing of a registration statement. Upon the written request of the Seller, given within ten (10) days after receipt of any such notice, to register any of the Conversion Shares ("Eligible Securities"), the Company will use reasonable efforts to cause the Eligible Securities as to which registration shall have been so requested to be covered by the registration statements proposed to be filed by the Company (the "Piggyback Registration") and to cause such Piggyback Registration to become and remain effective for a period of not less than 120 days thereafter (or until such time as all securities sold thereunder shall have been sold).

                           (ii)     If   a   Piggyback    Registration   is   an
underwritten primary registration on behalf of the Company, and the managing underwriter thereof advises the Company in writing (with a copy to the Seller) that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration: (A) first, the securities the Company proposes to sell; and (B) second, the securities any other security holder of the Company (including the Seller) proposes to sell in proportion to the number of securities each proposes to sell.

                           (iii)    If   a   Piggyback    Registration   is   an
underwritten secondary registration on behalf of the Company's security holders, and the managing underwriter thereof advises the Company in writing (with a copy to the Seller) that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration: (A) first, the securities the security holders of the Company which have exercised contractual demand registration rights in connection with such registration propose to sell, in proportion to the number of securities each proposes to sell; and (B) second, the securities any other security holder of the Company (including the Seller) proposes to sell in proportion to the number of securities each proposes to sell.

                  (b) Indemnity. The Company will indemnify and hold harmless the Seller, the officers, directors, partners and employees of the Seller and each underwriter of securities sold by the Seller pursuant to Section 8(a)(i) (and any Person who controls the Seller or underwriter within the meaning of Section 15 of the Securities Act) against all claims, losses, damages, liabilities, actions and expenses resulting from any untrue statement or alleged untrue statement of a material fact contained in a prospectus or in any related registration statement, notification or the like or from any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been based on information furnished in writing to the Company by the Seller or such underwriter expressly for use therein and used in accordance with such writing. The Company agrees to reimburse each indemnified Person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability, action or expense. Such indemnity shall remain in full force and effect irrespective of any investigation by any Person indemnified above.

                  (c) Expenses. The Company shall pay all expenses incurred by complying with Section 8(a)(i), including without limitation all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "Blue Sky" laws (other than those which by law must be paid by the selling security holders), fees of the National Association of Securities Dealers, Inc., transfer taxes, fees

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or transfer agents and registrars and stock exchange listing fees, but excluding all underwriting discounts and selling commissions applicable to the sale of Eligible Securities. All expenses of participating sellers other than those assumed by the Company in the Note attached hereto shall be borne by such sellers in proportion to the number of shares sold by each seller or as they may otherwise agree.

                  (d) Registration Covenants of the Company. In the event that any securities of the Company are to be registered pursuant to this Section 8, the Company covenants and agrees that the Company will use its best efforts to effect the registration and cooperate in the sale of the Eligible Securities to be registered and will take such other actions as shall be reasonably requested by the Seller in connection with the Piggyback Registration.

SECTION 9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES

         9.01 SURVIVAL OF REPRESENTATIONS. Notwithstanding any investigation at any time made by or on behalf of any party hereto, all representations and warranties contained in this Agreement shall survive from and after the date hereof until one year after the date of this Agreement (the "Survival Date").

         9.02 INDEMNITY BY PARTIES. Each of the Buyer and the Seller agree to defend, indemnify and hold harmless the other party against any and all demands, claims, actions or causes of action, losses, liabilities, damages, assessments, deficiencies, taxes, costs and expenses, including without limitation, interest, penalties and reasonable attorneys' fees and expenses asserted against, imposed upon or paid, incurred or suffered by the other as a result of, arising from or in connection with (i) any breach or inaccuracy of any representation or warranty of such party in this Agreement or (ii) any breach of any of its covenant or agreement contained in this Agreement.

         9.03 SUCCESSORS. Notwithstanding anything to the contrary contained herein, the merger, consolidation, liquidation, dissolution or winding up of, or any similar transaction with respect to either party shall not affect in any manner the obligations of such party pursuant to this paragraph or any other term or provision of this Agreement, and each party covenants and agrees to make the adequate provision for its liabilities and obligations hereunder in the event of any such transaction.

SECTION 10. MISCELLANEOUS PROVISIONS

         10.01 AMENDMENT AND MODIFICATION. This Agreement may be amended, modified and supplemented by the Parties only by written instrument signed by or on behalf of the party to be charged thereunder.

         10.02 WAIVER OF COMPLIANCE. Any failure of either of the Parties to comply with any obligation, covenant, agreement or condition herein may be expressly waived in writing by an authorized officer of the other party, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel, with respect to any subsequent or other failure.

         10.03 EXPENSES. Each party shall be responsible for the payment of all of the expenses incurred by it in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including, but not limited to, any sales, use, income and transfer taxes incurred by such party in this transaction.

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         10.04 NOTICES. All notices, requests, demands, and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, certified or registered mail, with postage prepaid as follows:

          If to Buyer:              SLM Holding, Inc.
                                    100 East Jefryn Blvd., Suite K,
                                    Deer Park, NY   11729
                                    Tel: (631) 393-0153
                                    Fax: (631) 393-0159
                                    Attention: Jason Bishara

          With a Copy to:           Gersten Savage, LLP
                                    600 Lexington Avenue
                                    New York, New York, 10022
                                    Attention: Arthur S. Marcus, Esq.


or to such person or address as Buyer shall furnish to Seller in writing.

          If to Seller:             VerticalFalls Software, Inc.
                                    11921 Freedom Drive, Suite 550
                                    Reston, Virginia 20190
                                    Tel: (301) 502-0220
                                    Fax: (301) 560-8821
                                    Attention: John Finkelstein, Neil Kleinberg

          With a copy to:   10482 Armstrong Street
                                    Fairfax, Virginia 22030
                                    Attention: David W. Pijor, Esq.
                                    Tel: (703) 385-8008
                                    Fax: (703) 385-2896


or to such other person or address as Seller shall furnish to Buyer in writing.

         10.05 BINDING EFFECT; ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties and their respective heirs, administrators, executors, legal representatives, successors and assigns; but, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other party.

         10.06 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principals of conflicts of law.

         10.07 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

         10.08 HEADINGS. The headings of the sections and articles of this Agreement are inserted for convenience only and shall not constitute a part hereof or affect in any way the meaning or interpretation of this Agreement.

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         10.09 ENTIRE AGREEMENT,  This Agreement sets forth the entire agreement and understanding of the Parties in respect of the subject matter contained herein, and supersedes all prior agreements, promises, letters of intent, covenants, arrangements, communications, representation or warranties, whether oral or written, by and party hereto or by any Related Person or by any Related Person of any party hereto. All Exhibits attached hereto and all documents and other instruments delivered or to be delivered pursuant to the terms hereof are hereby expressly made a part of this Agreement as fully as though set forth herein, and all references herein to the terms "this Agreement," "hereunder", "herein", "hereby" or "hereto" shall be deemed to refer to this Agreement and to all such writings.

         10.10. THIRD PARTIES. Except as specifically set forth or referred to herein, nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon or give to any person, firm, partnership, corporation or other entity other than the Parties and their successors or permitted assigns, any rights or remedies under or by reason of this Agreement.

         10.11. SEVERABILITY. The invalidity of anyone or more of the phrases, sentences, clauses, paragraphs or subparagraphs contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part hereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses, paragraphs or subparagraphs contained in this Agreement shall be construed as if such invalid phrase or phrases, sentence or sentences, clause or clauses, section or sections, paragraph or paragraphs, or subparagraph or subparagraphs had not been inserted.

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the date first written.

                       SELLER:

                       VERTICALFALLS SOFTWARE, INC.


                        By:
                            ---------------------------------
                            Jon Finkelstein, Chief Executive Officer


                        By:
                            ---------------------------------
                            Neil Kleinberg, President


                        BUYER:

                        SLM HOLDINGS, INC

                        By: /s/ Jason Bishara
                            ---------------------------------
                            Jason Bishara, Executive Chairman

                         NATIONAL CAPITAL COMPANIES, LLC

                         By:
                            ---------------------------------
                            Darren Womer, President (in relation to
                            section 2.01 (iii))

                                    EXHIBIT A


                     ASSETS OF VERTICALFALLS SOFTWARE, INC.
                 TO BE SOLD PURSUANT TO ASSET PURCHASE AGREEMENT




Software:

o    All  VerticalFalls-owned   FAct  and  ACT!-related  tools,  utilities,  and
     customizations

o    VerticalFalls website and all related materials

o    VerticalFalls  portal and all related  materials

o    VerticalFalls marketing and sales tracking system

o The rights to use all FAct-related software owned by Sage as defined in the Sage FAct Asset Purchase Agreement


Copyrights and Trademarks:

All copyrights and trademarks relating to VerticalFalls Software, Inc.

Following contracts (4), subject to their terms:

o    Sage FAct Asset Purchase Agreement

o    Morgan Stanley IIG IT FAct Enterprise Task Order 2

o    Morgan Stanley Charleston, West Virginia FAct Task Order Extension Lease

o    Wachovia Securities Atlantic City, New Jersey Complex FAct Lease

Customer/Prospect Lists:

To be delivered upon execution of this agreement in a separate file

                                    EXHIBIT B

                          FORM OF ASSIGNMENT OF ASSETS


         This Assignment is effective as of August 15, 2007, by and between SLM Holdings, Inc. ("Buyer") and VerticalFalls Software, Inc. ("Seller"), pursuant to that certain Asset Purchase Agreement ("APA") dated as of the 15th day of August, 2007.

                                   WITNESSETH

         WHEREAS, Buyer and Seller are parties to the APA, pursuant to which Sellers shall sell and Buyers shall purchase the assets described in Exhibit A to said APA attached hereto and incorporated herein.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the Buyer and Seller, intending to be legally bound, hereby agree as follows:

         1.       DEFINED   TERMS.   Except  as  otherwise   set  forth  herein,
                  capitalized terms used herein shall have the meanings assigned to them in the APA.

         2. ASSIGNMENT. Pursuant to the terms and subject to the conditions of the APA, Seller hereby conveys, assigns, and transfers to Buyer, its successors and assigns, all of Seller's right, title, and interest in and to the assets described in Exhibit A ("Assets").

         3. FURTHER ASSURANCES. Each party hereto agrees from time to time, subsequent to the date hereto, to execute and deliver such instruments or further assurances, as may be reasonably necessary or desirable to give effect to the provisions of this Assignment.

         4. AMENDMENTS, WAIVERS, ETC. Neither this Assignment nor any term hereof may be amended, waived, or terminated other than by an instrument in writing, signed by each party hereto.

         IN WITNESS WHEREOF, each of the parties has caused this Assignment to be duly executed and delivered as of the date first above written.

SELLER:
VerticalFalls Software, Inc.
By:                                         (Jon Finkelstein, CEO)
By:                                         (Neil Kleinberg, President)

BUYER:
SLM Holdings, Inc.
By:                                         (Jason Bishara, Executive Chairman)

                                    EXHIBIT C

                           Allocation of Consideration


Contracts, Subject to Their Terms           $50,000

Customer/Prospect Lists                      $50,000

Goodwill and Related Materials              $400,000 (Balance of Consideration)

                                    EXHIBIT D


                 TRANSITION SUPPORT AGREEMENT FOR NEIL KLEINBERG


This agreement serves to formalize transition support to be provided by Neil Kleinberg after execution of the Asset Purchase Agreement dated: August 21, 2007.

Services to be provided by Neil include:

     o    Training of SLM staff as required for:

          o    all Morgan Stanley related processes
          o    all Sage related processes
          o    general sales processing

     o    General knowledge transfer for:

          o    Intellectual property issues
          o    Sales
          o    Client list

     o Handling Morgan Stanley Help Desk and Sales interface related issues as during the transition to SLM (approximately 90 days)

     o    Handling   Sage  sales   processing   issues  as   requested   by  SLM
          (approximately 90 days)

                                  SCHEDULE 1.01

                          ROYALTIES, OVERRIDES AND FEES



Until such time as: (a) Jon Finkelstein's name and Neil Kleinberg's name are both removed from the VF Credit Line; (b) all their individual guarantees of such credit line are released; and (c) all VF Trade Debt has been satisfied in full, Buyer shall apply any and all royalties/earn-out payments payable by Sage under the Sage FAct Asset Purchase Agreement to the VF Credit Line first and the VF Trade Debt second (excluding the amounts due to NCC under 2.01 (iii) of this Agreement). Upon full satisfaction of the VF Trade Debt and the VF Credit Line, additional proceeds received from the Sage FAct Asset Purchase Agreement up to the amount of $100,000.00 shall be delivered and paid to the Seller by the Buyer. Specifically, any proceeds received from the Sage Fact Asset Purchase Agreement in excess of VF Trade Debt and the VF Credit Line amounts (as detailed in section 2.01 above) and up to $550,000 will be paid to Seller upon receipt by Buyer.